THE PARNASSUS Fund
                      The Fund that does well by doing good
--------------------------------------------------------------------------------
                         Quarterly Report March 31, 2004


                                                               April 26, 2004



Dear Shareholder:

     As of March 31, 2004, the net asset value per share (NAV) of the Parnassus Fund was $30.09, so the overall return for the quarter was 0.13%. This compares to a gain of 1.69% for the S&P 500, a loss of 0.35% for the Nasdaq and a gain of 2.69% for the average multi-cap core fund followed by Lipper, Inc. For the quarter then, we were somewhat behind the S&P and the Lipper average, but we were somewhat ahead of the Nasdaq.

     Below is a table comparing the Parnassus Fund with the S&P, the Nasdaq and the Lipper Multi-Cap Core Average over the past one, three, five and ten-year periods. The total return figures are reduced by the amount of the maximum sales charge (3.5%), while the overall return figures give investment performance only. The performance figures for the average multi-cap core fund do not deduct any sales charges that may apply.


-------------------------------------------------------------------------------------------------------------------
Period Ending          Average Annual       Average Annual         S&P 500       Lipper Multi-Cap       Nasdaq
March 31, 2004          Total Return        Overall Return           Index         Core Average          Index
-------------------------------------------------------------------------------------------------------------------
One Year                   13.69%               17.81%              35.12%            38.47%            49.38%
Three Years                (3.55%)              (2.40%)              0.65%             2.36%             3.15%
Five Years                  5.63%                6.38%              (1.19%)            3.10%            (3.78%)
Ten Years                   7.74%                8.12%              11.66%            10.98%            10.36%
-------------------------------------------------------------------------------------------------------------------

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information is on the Parnassus website (www.parnassus.com). Before investing, an investor should consider the investment objectives, risks, charges and expenses of the Fund and should read the prospectus which contains this information. The prospectus is on the Parnassus website, or you can get one by calling (800) 999-3505. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The S&P 500 and the Nasdaq Com-posite are unmanaged indices of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses into account, but mutual fund returns do. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay on fund distributions or redemption of shares.



     The reason we underperformed during the first quarter was because the Fund was not fully invested, and our large cash position held us back as the market moved upward. As you can tell from the financial statements, we were 75% invested as of March 31, and we're about 80% invested as I write this report in mid-April.

     Because the indices outperformed the Fund by quite a bit last year, we also underperformed for the three-year period. However, we are well ahead of the benchmarks for the five-year period as the Fund gained an average of 6.38% per year compared to a loss of 1.19% a year for the S&P 500 and a gain of 3.10% for the Lipper average.

     Normally, we are ahead of the ten-year averages, but as you can see from the table, we are now lagging. The change is due more to what dropped out of the averages than what is in them. The Parnassus Fund did extremely well in 1991, 1992, 1993 and the first quarter of 1994. Those periods have now dropped out of our ten-year return figures. The Fund did not do well for most of 1994 and all of 1995 and 1996, so this is affecting our ten-year figures. If our performance picks up in the near future, those ten-year numbers should improve.




ANALYSIS
     Our performance for the quarter was pretty flat, so most of the companies had little change during the quarter. Only three companies had an impact of greater than 5(cent) on the NAV. First Health increased the value of Parnassus shares by 10(cent) as its stock price climbed 6.8%, rising from $19.46 to $21.86. First Health is a PPO (physician-provider organization) that has a nationwide network of hospitals and health-care professionals that it makes available to medical insurance companies and other institutions. It does not underwrite health insurance itself, but rather charges a fee to institutions for providing the network and negotiating discounts. The stock is down from a high of $29 on July 18, 2003 because it lost a couple of large clients. We think there's a lot of value in their network, and the company has good management. The stock rose in the first quarter as investors recognized that value.

     Toys "R" Us added 8(cent) to the Fund's NAV as the stock rose 27.9%, going from $13.13 to $16.80. The stock has been quite depressed, and it jumped when the company announced a restructuring involving cost control and closing unprofitable stores. Given the big increase, my only regret is that we didn't own more shares.

     Quest Diagnostics runs a nationwide network of medical diagnostic laboratories. It's where you go when you need a blood test. Demand for lab tests is increasing, and Quest is an efficient provider. The stock added 7(cent) to the NAV as it climbed 9.1% with its stock going from $75.93 to $82.83.

     Three companies each caused the Parnassus share price to drop by more than 5(cent). The biggest loss was caused by Leapfrog, a maker of educational toys such as Leapster and LeapPad. The stock dropped 19.9% as it fell from our cost of $24.16 to $19.35 for a negative impact of 15(cent) to the NAV. The company announced in March that its first quarter sales would be below plan. Although the company's products are selling well in stores, a large shipment of products late in the fourth quarter built up inventory in the distribution channel, and that caused sales into the channel to decline. We still like the stock, and we think sales will improve as the year progresses. The first quarter's sales are a relatively small portion of the total year's sales, so there's a strong possibility that sales for the full year will be much better.

     Triquint Semiconductor caused the NAV to decline 7(cent) as its stock dropped 12.0% going from $8.30 to $7.30. Although sales improved over the previous year's quarter, the improvement was less than expected.

     Hospital Management Associates (HMA), a hospital management company, dropped 3.3% as its stock slid from $24.00 to $23.21 for a loss of 5(cent) on the NAV. The stock price was hurt by the fallout from the Tenet Healthcare scandal. However, we don't think that the same issues that torpedoed Tenet are present with HMA. In fact, we think HMA is a very well managed business, and they provide excellent service to their patients. HMA has very strong social characteristics as their hospitals are in underserved rural areas, and they bring doctors to areas that would otherwise be underserved by physicians. The hospitals are well run and community oriented.

OUTLOOK AND STRATEGY
     After having a large portion of our portfolio in cash for much of 2003 (at one point as much as 85%), we changed our strategy at the beginning of 2004. As you can see from the financial statement, we were 75% invested as of March 31, and as I write this report in mid-April, that figure is about 80%. We are moving toward being fully invested.

     Although I still expect a big move down in the market sometime this year, it's unclear when that will happen. The economy is very strong, and there could be substantial gains before a correction sets in. To capture these possible gains, we're moving the portfolio toward being fully invested.

     Even though we're substantially invested, our investments are somewhat defensive in nature. We have very few technology companies in the portfolio since that sector appears to be overvalued. We're also focusing on stable companies. We look for corporations that average a return on equity of 15% or more and have price/earnings ratios below 20 (the S&P now trades at an average of 23). If the market does move lower, we think that our portfolio will go down less than the market.




COMPANY NOTES
     The U.S. Environmental Protection Agency has an Energy Star program to encourage companies to become more energy efficient. The EPA also encourages investment companies to consider a firm's membership in the Energy Star program in making investment decisions. We participate in that EPA program.

     Baldor Electric, one of our portfolio companies, joined the Energy Star Industrial Program in August of 2003. Baldor believes that its efforts to improve energy efficiency not only benefit the natural environment, but also help to strengthen its bottom line and improve shareholder value. Baldor has completed energy improvements in 13 of its U.S. manufacturing plants, resulting in almost $1 million in annual cost savings.

     Eight of our companies were named to the Forbes Platinum 400 -- The Best Big Companies in America. The list measures companies in regard to profitability and growth by examining return on capital and sales and earnings per share growth. Portfolio companies that made the list are A.J. Gallagher, Health Management Associates, Johnson & Johnson, Kinder Morgan, Laboratory Corporation of America, Liz Claiborne, Quest Diagnostics and Wells Fargo.




THE PARNASSUS FUND GOES NO-LOAD
     On May 1, 2004, the Parnassus Fund will go no-load. By the time most of you receive this report, it will have happened. You should already have received a letter announcing the change.

     The Parnassus Fund was founded almost 20 years ago, and since then, there has always been a maximum sales charge of 3.5%. In the early years, we needed the revenue from the sales charge to operate, since there wasn't enough money coming in from the management fee. The sales charge was used for things like advertising, printing prospectuses and brochures, postage, telephone expenses (800 number) and paying staff to talk with prospective shareholders. If a registered representative sold shares of the Fund, the sales charge went to that individual. The load enabled the broker or financial planner to receive compensation for helping clients with their investment decisions.

     The Fund was known as a "low-load fund" because its sales charge was lower than that charged by most other funds that had a load. We made the load low so that it wouldn't cut too deeply into a shareholder's investment. In fact, the load was so low that many registered representatives either complained or would not sell the Fund at all.

     In recent years, the Fund has grown bigger, and we no longer need the sales load to pay our marketing expenses. For a couple of years now, I have considered eliminating the load, but inertia set in. I also liked being able to distribute the Fund through a network of socially responsible brokers and financial planners.

     Times have been changing and so have distribution methods. Many financial planners are working on a fee basis, and many shareholders are investing through mutual fund supermarkets. The amount of Parnassus shares sold through brokers and planners has been declining for years.

     Faced with this situation, we decided to eliminate the load. This will allow shareholders to make additional investments in the fund without a sales charge.




PERSONNEL MATTERS
     The year 2004 is the year of the marriage. My long time assistant Marie Chen was married in February. Marie has a great husband, Ted Lee, who graduated from Lowell High School in San Francisco and the University of California at Berkeley (three of my children went to Lowell and two graduated from Berkeley). As many of you know, Marie has worked with me for 13 years, and she is indispensable to my business life. I must confess that I was very nervous a couple of times when she first dated someone from outside the San Francisco Bay Area. Although Ted has many fine qualities, the thing I like best about him is that he's a local boy.

     My oldest daughter, Tran, is getting married over the Labor Day weekend down in southern California. Although she graduated from Lowell High School, she went east to college at Yale, then to medical school at UCLA, and she stayed down in the southern part of the state to practice. So, the family will have to go to Santa Monica for the wedding on the waterfront. She's marrying a Korean-American physician named Ken Jeong who moonlights as a comedian and has been seen on Fox's Mad TV and Comedy Central.

     I'm pleased to announce that the quality of our interns will be continuing at a high level. We will have five highly qualified people with us this summer. Christine Song is an MBA candidate at the Johnson Graduate School of Management at Cornell University.

     She also holds a bachelor's degree from Cornell where she was president of the Model United Nations Program. Her previous experience includes working as an analyst with Morgan Stanley in Tokyo and as an English instructor for the Ministry of Foreign Affairs in Japan. She has also worked for Reuters Information Services in Toronto and for the Management Board of the Government of Toronto.

     Benjamin Allen is an MBA candidate in the Haas School of Business at the University of California at Berkeley. Ben is a graduate of Georgetown University and has studied at the London School of Economics. He is also a family friend of the Dodsons. He worked with my son, Stephen, in the analyst program at Morgan Stanley and then went on to work at Morgan Stanley Venture Partners. His brother, David Allen, interned at Parnassus over ten years ago before going to work for Morgan Stanley. David is now a portfolio manager for a New York investment firm. (Last year, I went to Positano, Italy for David's marriage to a Korean-American, Judy Joo.) Getting back to Ben Allen, he played intramural basketball, rowed freshman crew at Georgetown and also served on the Student Investment Fund. His other interests include baseball (Boston Red Sox), politics, travel, chess, religion and mentoring high school students.

     Paul Ebner is a graduate of Davidson College in North Carolina and a candidate for a Master's in Public Policy at the Goldman School at the University of California at Berkeley. He has also studied at the London School of Economics. His previous experience includes working as an analyst at Salomon Smith Barney in New York and as a researcher at the Federal Reserve Bank of San Francisco. Paul also served as director of an after-school mentoring program at Grace Covenant Church in Charlotte, North Carolina.

      Jessica So is an undergraduate at the Massachusetts Institute of Technology where she is studying materials science and engineering. Her previous experience includes work at PRTM, a business consulting firm, and an internship at Affymetrix, a biotechnology firm. She was a National Merit finalist and is active in the MIT Dance Troupe.

     Jason Tagler is a graduate of Cornell University and an MBA candidate at the Johnson Graduate School of Management at Cornell. Previously, he worked for Alliant Partners in Palo Alto as a senior mergers and acquisitions analyst in the software group. He also worked as a corporate finance analyst at Robertson Stephens in San Francisco. He has also served as a volunteer mentor at StreetWise Partners, a job-training program for low-income individuals. In his leisure, Jason enjoys biking and mountain climbing.

     For the current semester, Derick Nguyen is with us. He learned about Parnassus from his sister, Janice Nguyen, who interned with us a couple of years ago. Derick is a graduate of Santa Clara University where he studied biology. He is now an MBA candidate at the Leavey School of Business at Santa Clara. His previous experience includes work at BD Bioscience. At Santa Clara, he is Vice President of Marketing for the Entrepreneurs Connection.




STAFF PHOTO
     Below you will find a photograph of the staff and Trustees of the Parnassus Fund. I thought you might find it interesting to see what the people who manage your money look like.

     Seated (from left to right): Susan Loughridge, Herbert Houston, Jerome Dodson, Jeanie Joe, and Donald Potter. Standing (from left to right): Thomas Tran, Linda Nguyen, Joey Tran, Anh Cornell, Richard Silberman, Stephen Dodson, Ben Liao, Todd Ahlsten, Minnie Chen, Bill Fraser, Juanita Carnero, Bryant Cherry, Sheila Alfaro, Keith Bang, and Marie Chen.

                                                              Yours truly,



                                                              Jerome L. Dodson

                                                              President



     P.S. Parnassus proxy voting policies and procedures are now on our website (www.parnassus.com) and on the website of the Securities and Exchange Commission (www.sec.gov). You can also request a printed copy by calling (800) 999-3505. On the Parnassus website, you can also find a record of our votes cast on meetings held this year.

     P.P.S. We plan to have a shareholder meeting in San Francisco at the Palace Hotel on Tuesday evening, October 5. The reception will begin at 5:30 p.m. followed by the meeting and a question-and-answer session. You will receive more details and a proxy statement in August in a separate mailing, but I wanted to let you know as soon as possible so you can save the date.



                  THE PARNASSUS FUND PORTFOLIO: MARCH 31, 2004*

                                   (UNAUDITED)

         Number of Shares    Common Stocks                                       Market Value          Per Share
-------------------------------------------------------------------------------------------------------------------
                  200,000    American International Group                     $    14,270,000           $ 71.35
                  210,000    Apria Healthcare Group, Inc.                           6,287,400             29.94
                  125,000    Arthur J. Gallagher & Co.                              4,071,250             32.57
                  100,000    Baldor Electric Company                                2,298,000             22.98
                  500,000    Electro Scientific Industries, Inc.                   11,770,000             23.54
                  850,000    First Health Group                                    18,581,000             21.86
                   10,000    Foot Locker, Inc.                                        258,000             25.80
                   75,000    HCC Insurance Holdings                                 2,424,750             32.33
                  825,000    Health Management Associates                          19,148,250             23.21
                  250,000    Johnson & Johnson, Inc.                               12,680,000             50.72
                  140,000    Kinder Morgan, Inc.                                    8,822,800             63.02
                  450,000    Laboratory Corporation of America Holdings            17,662,500             39.25
                  375,000    LeapFrog Enterprises                                   7,256,250             19.35
                  350,000    Lincare Holdings, Inc.                                10,997,000             31.42
                  475,000    Liz Clairborne, Inc.                                  17,427,750             36.69
                   40,000    Mattel, Inc.                                             737,600             18.44
                  170,000    Merck & Co., Inc.                                      7,512,300             44.19
                  500,000    ONEOK, Inc.                                           11,275,000             22.55
                  550,000    Pfizer, Inc.                                          19,277,500             35.05
                  485,000    Pharmaceutical Products                               14,448,150             29.79
                  125,000    Quest Diagnostics, Inc.                               10,353,750             82.83
                  320,000    RenaissanceRe Holdings, Ltd.                          16,640,000             52.00
                  300,000    The St. Paul Companies, Inc.                          12,003,000             40.01
                  275,000    Toys R Us, Inc.                                        4,620,000             16.80
                  300,000    Travelers Property Casualty Corporation                5,181,000             17.27
                   20,400    Trex Company, Inc.                                       695,844             34.11
                  800,000    TriQuint Semiconductor                                 5,840,000              7.30
                   25,000    Waters Corporation                                     1,021,000             40.84
                  200,000    Wells Fargo & Co.                                     11,334,000             56.67
                             Total common stocks                               $ 274,894,094
                             Short-term investments and other assets              91,940,677
                             TOTAL NET ASSETS                                  $ 366,834,771
                             THE NET ASSET VALUE AS OF MARCH 31, 2004     $            30.09


                           * Portfolio is current at time of printing, but
composition is subject to change.

         The Parnassus Fund
         One Market-Steuart Tower
         Suite #1600
         San Francisco, California 94105
         800.999.3505
         www.parnassus.com

         The Fund that does well by doing good






         Investment Adviser
         Parnassus Investments
         One Market-Steuart Tower
         Suite #1600
         San Francisco, California 94105

         Legal Counsel
         Foley & Lardner LLP
         777 E. Wisconsin Avenue
         Milwaukee, WI 53202


         Independent
         Auditors
         Deloitte & Touche LLP
         50 Fremont Street
         San Francisco, California 94105

         Distributor
         Parnassus Investments
         One Market-Steuart Tower
         Suite #1600
         San Francisco, California 94105






                            This report must be preceded or accompanied by a
current prospectus.